UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 3, 2008

Arbitron Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-1969	52-0278528
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

142 West 57th Street, New York, New York		10019-3300
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-887-1300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On October 2, 2008, Arbitron Inc. (the "Company") received a letter from the State of New York Office of the Attorney General (the "Attorney General") notifying the Company that the Attorney General intends to commence litigation against the Company seeking to enjoin allegedly unlawful or deceptive business practices in violation of New York consumer protection and state securities laws relating to the marketing and planned commercialization in New York of the Company’s Portable People MeterTM radio ratings service and to obtain additional injunctive relief, penalties, and damages unless the Company can show, within five business days after receipt of the notice, why such proceeding should not be instituted.

The Company denies all such allegations and intends to defend itself and its interests vigorously.

On October 3, 2008, the Company issued a statement regarding the Attorney General’s notice. A copy of the statement is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

99.1 Statement of Arbitron Inc. dated October 3, 2008

Forward-Looking Statements
This Current Report on Form 8-K (including Exhibit 99.1) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The statements regarding Arbitron Inc. and its subsidiaries in this document that are not historical in nature, particularly those that utilize terminology such as “may,” “will,” “should,” “likely,” ”expects,” “anticipates,” “estimates,” “believes,” or “plans,” or comparable terminology, are forward-looking statements based on current expectations about future events, which we have derived from information currently available to us. These forward-looking statements involve known and unknown risks and uncertainties that may cause our results to be materially different from results implied in such forward-looking statements. These risks and uncertainties include, in no particular order, whether we will be able to:
• successfully implement the rollout of our Portable People MeterTM service;
• successfully design, recruit, and maintain PPM panels that appropriately balance research quality, panel size and operational cost;
• complete the Media Rating Council (“MRC”) audit of our local market PPM ratings services in a timely manner and successfully obtain and/or maintain MRC accreditation for our audience measurement services;
• renew contracts with large customers as they expire;
• successfully execute our business strategies, including entering into potential acquisition, joint-venture, or other material third-party agreements;
• effectively manage the impact, if any, of any further ownership shifts in the radio and advertising agency industries;
• respond to rapidly changing technological needs of our customer base, including creating new proprietary software systems and new customer products and services that meet these needs in a timely manner;
• successfully manage the impact on our business of any economic downturn generally and in the advertising market in particular;
• successfully manage the impact on costs of data collection due to lower respondent cooperation in surveys, privacy concerns, consumer trends, technology changes and/or government regulations; and
• successfully develop and implement technology solutions to measure new forms of audio content and delivery, multi-media and advertising in an increasingly competitive environment.
There are a number of additional important factors that could cause actual events or our actual results to differ materially from those indicated by such forward-looking statements, including, without limitation, the risk factors set forth in the caption “ITEM 1A. — RISK FACTORS” in our Annual Report on Form 10-K for the year ended December 31, 2007, and elsewhere, and any subsequent periodic or current reports filed by us with the Securities and Exchange Commission.
In addition, any forward-looking statements contained in this document represent our estimates only as of the date hereof, and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arbitron Inc.

October 3, 2008	By:	/s/ Timothy T. Smith

Name: Timothy T. Smith
Title: Executive Vice President, Legal and Business Affairs, Chief Legal Officer adn Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Statement of Arbitron Inc. dated October 3, 2008